UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023
XOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39598	98-1550505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Tyburn Street Los Angeles, California	90065
(Address of principal executive offices)	(Zip Code)

(818) 316-1890
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	XOS	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	XOSWW	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 31, 2023, Xos, Inc., (the “Company”) virtually held its 2023 annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting virtually or by proxy were the holders of 134,638,427 shares of common stock of the Company, representing 79.27% of the 169,829,056 shares of common stock outstanding as of the close of business on April 3, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.
At the Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 20, 2023. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

1.To elect the following three Class II directors to hold office until the Company’s 2026 Annual Meeting of stockholders. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Alice Jackson	115,071,586	3,433,723	16,133,118
George Mattson	115,434,605	3,070,704	16,133,118
Giordano Sordoni	117,286,058	1,219,251	16,133,118

2.To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstentions
133,705,583	209,285	723,559

3.To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock. The voting results were as follows:

Votes For	Votes Against	Abstentions
133,361,616	912,890	363,921

4.To approve the issuance of 20% or more of the Company’s issued and outstanding common stock as of March 23, 2022, pursuant to the Standby Equity Purchase Agreement with YA II PN, Ltd. (“Yorkville”). The voting results were as follows:

Votes For	Votes Against	Abstentions
116,390,519	1,549,093	565,697

5.To approve the issuance of 20% or more of the Company’s issued and outstanding common stock as of August 9, 2022, pursuant to the convertible debentures with Yorkville. The voting results were as follows:

Votes For	Votes Against	Abstentions
116,370,953	1,563,844	570,512

6.To approve the issuance of 20% or more of the Company’s issued and outstanding common stock to Aljomaih Automotive Co. The voting results were as follows:

Votes For	Votes Against	Abstentions
116,823,467	1,135,605	546,237

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2023

XOS, INC.

By:	/s/ Liana Pogosyan
Liana Pogosyan
Acting Chief Financial Officer